UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2025

ETHAN ALLEN INTERIORS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11692	06-1275288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Lake Avenue Ext., Danbury, Connecticut	06811-5286
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 743-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ETD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders

On November 5, 2025, Ethan Allen Interiors Inc. (“Ethan Allen” or the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 25,446,339 shares of the Company’s common stock, $0.01 par value, eligible to vote at the Annual Meeting, 22,620,802 shares were present in person or represented by proxy. Set forth below are the final voting results for the proposals voted on at the Annual Meeting.

Proposal 1: Election of Directors. Each of the six director nominees shown below was elected to serve a one-year term until the 2026 Annual Meeting of Stockholders. Each director will hold office until his or her successor has been duly elected and qualified or until the director’s earlier death, resignation, disqualification, or removal. The voting results were as follows:

				Broker
Director Nominee	For	Against	Abstain	Non-Votes
M. Farooq Kathwari	20,288,160	261,133	24,525	2,046,984
Maria Eugenia Casar	20,267,699	266,099	40,020	2,046,984
John J. Dooner, Jr.	19,885,498	661,825	26,495	2,046,984
David M. Sable	20,104,762	442,661	26,395	2,046,984
Tara I. Stacom	20,081,274	458,669	33,875	2,046,984
Cynthia Ekberg Tsai	20,257,178	283,753	32,887	2,046,984

Proposal 2: Approve, through a non-binding advisory vote, the fiscal 2025 compensation awarded to the Company’s named executive officers. An advisory resolution approving the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement, was approved as follows:

			Broker
For	Against	Abstain	Non-Votes
19,242,249	1,224,072	107,497	2,046,984

Proposal 3: Ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal 2026 year. The selection of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal 2026 year was ratified by the following vote:

For	Against	Abstain
22,544,201	36,264	40,337

Item 9.01         Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETHAN ALLEN INTERIORS INC. (Registrant)
Date: November 5, 2025	By:	/s/ Matthew J. McNulty
Matthew J. McNulty Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)